UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 16, 2006

                     ENVIRONMENTAL SOLUTIONS WORLDWIDE INC.
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               (EXACT NAME OF COMPANY AS SPECIFIED IN ITS CHARTER)

FLORIDA                          000-30932                      98-0346454
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(STATE OR OTHER JURISDICTION)    (COMMISSION FILE NUMBER)       (I.R.S. EMPLOYER
OF INCORPORATION)                                               IDENTIFICATION)

              335 CONNIE CRESCENT, CONCORD, ONTARIO, CANADA L4K 5R2
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (905) 695-4142
                                                           --------------

                                       N/A
                                       ---

          (Former name or former address, if changed since last report)

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

(d) On February 16, 2006, the Company's Board of Directors by unanimous consent elected Michael F. Albanese to serve as a member of the Board of Directors until the next annual meeting of shareholders. Mr. Albanese is a Certified Public Accountant who is registered with the Public Company Accounting Oversight Board. In conjunction with Mr. Albanese's appointment to the Board, he will serve as the chairperson of the Company's audit committee as well as a member of the Company's compensation committee.


                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ENVIRONMENTAL SOLUTIONS WORLDWIDE, INC.

Date: February 17, 2006
                                   By: /s/ Joey Schwartz
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                                       Joey Schwartz, Chief Financial Officer